UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 21, 2004

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)(Zip Code)

(858) 756-3023
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

On October 21, 2004, First Community Bancorp issued a press release announcing its results of operations and financial condition for the quarter and nine months ended September 30, 2004.  The press release also announces the declaration of a quarterly cash dividend of $0.22 per common share.  The cash dividend will be payable on November 30, 2004 to shareholders of record at the close of business on November 15, 2004.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.*

(c)  Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1	Press Release, dated October 21, 2004, captioned “First Community Bancorp Announces Record Earnings for the Third Quarter of 2004.”

*The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Community Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: October 21, 2004	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated October 21, 2004, captioned “First Community Bancorp Announces Record Earnings for the Third Quarter of 2004.”